MORGAN STANLEY RESIDENTIAL MORTGAGE LOAN TRUST 2023-NQM1 ABS 15G

Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Morgan Stanley & Co. LLC

Morgan Stanley Mortgage Capital Holdings LLC

Morgan Stanley Capital I Inc.

1585 Broadway, 24th Floor

New York, New York 10036

10 October 2023

Re:

Morgan Stanley Residential Mortgage Loan Trust 2023-NQM1 (the “Issuing Entity”)

Mortgage Pass-Through Certificates, Series 2023-NQM1 (the “Certificates”)

Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by Morgan Stanley Mortgage Capital Holdings LLC (the “Sponsor”), Morgan Stanley Capital I Inc. (the “Depositor”) and Morgan Stanley & Co. LLC (the “Initial Purchaser,” together with the Sponsor and Depositor, the “Specified Parties”) for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Initial Purchaser, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “20230927_MSRM 2023-NQM1_Population.xlsx” and the corresponding record layout and decode information, as applicable (the “Loan Listing Data File”), that the Initial Purchaser, on behalf of the Depositor, indicated contains a list of identification numbers (each, a “Loan Number”) corresponding to certain mortgage loans (the “Loan Listing Mortgage Loans”) that are expected to be representative of the Mortgage Loans,
ii.	Labeled “MSRM_2023-NQM1_Rating_Agency_SAMC_V2.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File Part 1”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information as of 1 October 2023 (the “Preliminary Cut-off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans Part 1”),
iii.	Labeled “MSRM_2023-NQM1_Rating_Agency_Covius_V2.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File Part 2”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-off Date relating to certain mortgage loans (the “Preliminary Mortgage Loans Part 2”) and
iv.	Labeled “MSRM_2023-NQM1_Rating_Agency_Selene_Clayton_Consolidated.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File Part 3,” together with the Loan Listing Data File, Preliminary Data File Part 1 and Preliminary Data File Part 2, the “Preliminary Provided Data Files”), that the Initial Purchaser, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-off Date relating to certain mortgage loans (the “Preliminary Mortgage Loans Part 3,” together with Preliminary Mortgage Loans Part 1 and Preliminary Mortgage Loans Part 2, the “Preliminary Mortgage Loans”),
b.	Imaged copies of the:
i.	Promissory note (the “Note”),
ii.	Credit report (the “Credit Report”),
iii.	Loan application or occupancy affidavit (collectively and as applicable, the “Application”),
iv.	Underwriting summary, summary of findings, loan product advisor feedback certificate and/or conditional underwriting approval (collectively and as applicable, the “Underwriting Summary”),
v.	Appraisal report and/or broker price opinion (collectively and as applicable, the “Appraisal”) and
vi.	Settlement statement or closing disclosure (collectively and as applicable, the “Settlement Statement,” together with the Note, Credit Report, Application, Underwriting Summary and Appraisal, the “Source Documents”)

that the Initial Purchaser, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Preliminary Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Preliminary Provided Data Files, Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Initial Purchaser, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Initial Purchaser, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

10 October 2023

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Initial Purchaser, on behalf of the Depositor, we randomly selected a sample of 237 Loan Listing Mortgage Loans from the Loan Listing Data File (the “Base Sample Mortgage Loans”). For the purpose of this procedure, the Initial Purchaser, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Base Sample Mortgage Loans or the methodology they instructed us to use to select the Base Sample Mortgage Loans from the Loan Listing Data File.

For the purpose of the procedures described in this report, the 237 Base Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 237.

2.	As instructed by the Initial Purchaser, on behalf of the Depositor, we combined the information on the Preliminary Data File Part 1, Preliminary Data File Part 2 and Preliminary Data File Part 3.

The Preliminary Data File Part 1, Preliminary Data File Part 2 and Preliminary Data File Part 3, as combined, is hereinafter referred to as the “Preliminary Data File,” and the mortgage loans contained on the Preliminary Data File are the Preliminary Mortgage Loans. The Initial Purchaser, on behalf of the Depositor, indicated that the Preliminary Mortgage Loans are expected to be representative of the Mortgage Loans.

3.	For each mortgage loan on the Loan Listing Data File and Preliminary Data File, we compared the Loan Number, as shown on the Loan Listing Data File, to the corresponding Loan Number, as shown on the Preliminary Data File, and noted that:
a.	All of the Preliminary Mortgage Loans included on Preliminary Data File were included on the Loan Listing Data File,
b.	71 of the Loan Listing Mortgage Loans that were included on Loan Listing Data File were not included on the Preliminary Data File (the “Removed Loan Listing Mortgage Loans”) and
c.	12 of the Removed Loan Listing Mortgage Loans were Base Sample Mortgage Loans (the “Removed Base Sample Mortgage Loans”).

The Removed Base Sample Mortgage Loans were Sample Mortgage Loan Numbers 11, 13, 23, 81, 83, 88, 107, 109, 171, 208, 218 and 222.

4.	For the 225 Base Sample Mortgage Loans included on the Preliminary Data File (each, a “Sample Mortgage Loan”), we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Initial Purchaser, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan number	Loan Number	Note	i.

Original principal balance	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date	First Payment Date of Loan	Note

Maturity date	Maturity Date	Note

Property state	State	Note

Property zip code	Postal Code	Note

Original term	Original Term to Maturity	(a) Note or (b) Note and recalculation	ii.

Original interest only term	Original Interest Only Term	Note

Prepayment charge term	Prepayment Penalty Total Term	Note

Occupancy status	Occupancy	Application or Underwriting Summary	iii., iv.

Appraisal value	Original Appraised Property Value	Appraisal	v.

Property type	Property Type	Appraisal or Underwriting Summary	v., vi.

Sale price (if applicable)	Sales Price	Settlement Statement	vii.

Loan purpose	Loan Purpose	(a) Application or (b) Note, Settlement Statement and recalculation	iii., vii., viii.

Junior lien balance	Junior Mortgage Balance	Underwriting Summary, Application, Settlement Statement or Credit Report	iii., vii., ix.

Index description	Index Type	Note	x.

Exhibit 1 to Attachment A

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)
Gross margin	Gross Margin	Note	x.

Initial fixed rate period	Initial Fixed Rate Period	(a) Note or (b) Note and recalculation	x., xi.

Subsequent interest rate reset period	Subsequent Interest Rate Reset Period	(a) Note or (b) Note and recalculation	x.

Initial interest rate cap change up	Initial Interest Rate Cap Change Up	(a) Note or (b) Note and recalculation	x., xii.

Initial interest rate cap change down	Initial Interest Rate Cap Change Down	Note and Recalculation	x., xiii.

Subsequent interest rate change up	Subsequent Interest Rate Change Up	Note	x.

Subsequent interest rate change down	Subsequent Interest Rate Change Down	Note	x.

Maximum interest rate	Lifetime Maximum Rate Ceiling	Note	x.

Minimum interest rate	Lifetime Minimum Rate Floor	Note or Settlement Statement	x., xiv.

Original loan-to-value ratio	Original LTV	Recalculation	xv., xvi., xviii.

Combined loan-to-value ratio	Original CLTV	Recalculation	xv., xvii., xviii.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the original term Sample Characteristic for each Sample Mortgage Loan that does not have the original term specifically stated in the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the original term as the sum of:
(a)	The difference in months between the maturity date and first payment date, both as shown in the Note, and
(b)	1.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Applications. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan with more than one Application, the Initial Purchaser, on behalf of the Depositor, instructed us to use the most recent Application as the Source Document (and in accordance with any other applicable note(s)).

iv.	For the purpose of comparing the occupancy status Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the occupancy status Sample Characteristic.

v.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Appraisals. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan with more than one Appraisal, the Initial Purchaser, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document (and in accordance with any other applicable note(s)).

vi.	For the purpose of comparing the property type Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the property type Sample Characteristic.

Exhibit 1 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, provided one or more Settlement Statements. For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan with more than one Settlement Statement, the Initial Purchaser, on behalf of the Depositor, instructed us to use the most recent Settlement Statement as the Source Document (and in accordance with any other applicable note(s)).

viii.	For the purpose of comparing the loan purpose Sample Characteristic for each Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other-than-first-time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to use the Application as the Source Document (and in accordance with any other applicable note(s)).

For each remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between:

(a)	The original principal balance, as shown in the Note, and
(b)	The sum of:
(1)	The unpaid principal balance of any previous mortgage loan that is being refinanced, as shown in the Settlement Statement (and in accordance with any other applicable note(s)) and
(2)	Total closing costs relating to the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement (and in accordance with any other applicable note(s)).

For each Refinanced Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:

(a)	“Refinance – Cash Out” if the Amount to Borrower is greater than the lesser of (i) $2,000 and (ii) 1% of the original principal balance, as shown in the Note, or
(b)	“Refinance – Rate Term” for each remaining Refinanced Sample Mortgage Loan.

ix.	For the purpose of comparing the junior lien balance Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic (and in accordance with any other applicable note(s)). We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the junior lien balance Sample Characteristic.

Exhibit 1 to Attachment A

Notes: (continued)

x.	For the purpose of comparing the indicated Sample Characteristics (collectively, the “ARM Sample Characteristics”) for each Sample Mortgage Loan with a gross margin value greater than “0.000(%),” as shown on the Note (each, an “ARM Sample Mortgage Loan”), the Initial Purchaser, on behalf of the Depositor, instructed us to use the indicated Source Document(s) (and in accordance with any other applicable note(s)).

The Initial Purchaser, on behalf of the Depositor, instructed us not to perform any procedures with respect to the ARM Sample Characteristics for any Sample Mortgage Loan that is not an ARM Sample Mortgage Loan (each, a “FRM Sample Mortgage Loan”).

xi.	For the purpose of comparing the initial fixed rate period Sample Characteristic for each ARM Sample Mortgage Loan that does not have the initial fixed rate period specifically stated on the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the initial fixed rate period as the sum of:
(a)	The difference in months between the first rate change date and first payment date, both as shown on the Note, and
(b)	1.

xii.	For the purpose of comparing the initial interest rate cap change up Sample Characteristic for each ARM Sample Mortgage Loan that does not have the initial interest rate cap change up specifically stated on the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the initial interest rate cap change up as the difference between the:
(a)	Initial rate adjustment maximum interest rate and
(b)	Original interest rate,

both as shown on the Note.

xiii.	For the purpose of comparing the initial interest rate cap change down Sample Characteristic for each ARM Sample Mortgage Loan that does not have the initial interest rate cap change down specifically stated on the Note, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the initial interest rate cap change down as the maximum of:
(a)	The difference between the:
(1)	Original interest rate and
(2)	Initial rate adjustment minimum interest rate,

both as shown on the Note, and

(b)	0.000(%).

Exhibit 1 to Attachment A

Notes: (continued)

xiv.	For the purpose of comparing the minimum interest rate Sample Characteristic for each ARM Sample Mortgage Loan that does not have the minimum interest rate specifically stated on the Note or Settlement Statement (and in accordance with any other applicable note(s)), the Initial Purchaser, on behalf of the Depositor, instructed us to use the gross margin, as shown on the Note, as the minimum interest rate.

xv.	For each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to calculate the “Value for LTV” as:
(a)	In the case of a Purchase Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 24 and 38), the lesser of (1) the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)), and (2) the sale price (if applicable), as shown in the Settlement Statement (and in accordance with any other applicable note(s)),
(b)	In the case of a Refinanced Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 92, 166 and 201), the appraisal value, as shown in the Appraisal (and in accordance with any other applicable note(s)),
(c)	In the case of Sample Mortgage Loan Numbers 24 and 38, the appraisal value, as shown in the Appraisal,
(d)	In the case of Sample Mortgage Loan Number 92, the appraisal value, as shown in the Underwriting Summary, or
(e)	In the case of Sample Mortgage Loan Numbers 166 and 201, the original sales price, as shown in the Underwriting Summary.

xvi.	For the purpose of comparing the original loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the original loan-to-value ratio by:
(a)	Dividing the original principal balance, as shown in the Note, by the Value for LTV, as calculated herein, and
(b)	Rounding the value calculated in (a) above to the fourth decimal place (X.XXXX).

xvii.	For the purpose of comparing the combined loan-to-value ratio Sample Characteristic for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to recalculate the combined loan-to-value ratio by:
(a)	Summing the original principal balance, as shown in the Note, and junior lien balance, as shown in the applicable Source Document(s) (and in accordance with any other applicable note(s)),
(b)	Dividing the value calculated in (a) by the Value for LTV, as calculated herein, and
(c)	Rounding the value calculated in (b) above to the fourth decimal place (X.XXXX).

Exhibit 1 to Attachment A

Notes: (continued)

xviii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Mortgage Loan, the Initial Purchaser, on behalf of the Depositor, instructed us to ignore differences of +/- 0.0001 or less.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Initial Purchaser, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

36	Initial interest rate cap change down	1.000%	0.000%

41	Loan purpose	Other-than-first-time Home Purchase	First Time Home Purchase

44	Sale price (if applicable)	[Redacted]	[Redacted]
	Original loan-to-value ratio	52.9412%	53.5700%
	Combined loan-to-value ratio	52.9412%	53.5700%

54	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

59	Property type	PUD	Single Family Detached (Non-PUD)

61	Initial interest rate cap change down	1.000%	0.000%

72	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

80	Subsequent interest rate change down	0.000%	1.000%

86	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

90	Loan purpose	Refinance - Cash Out	Refinance - Rate Term

95	Sale price (if applicable)	[Redacted]	[Redacted]

98	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

117	Subsequent interest rate change down	0.000%	1.000%

Exhibit 2 to Attachment A

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

132	Loan purpose	Other-than-first-time Home Purchase	First Time Home Purchase

133	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

151	Subsequent interest rate change down	0.000%	1.000%

157	Property type	Single Family Detached (non-PUD)	Single Family Attached
	Original loan-to-value ratio	80.0000%	70.4500%
	Combined loan-to-value ratio	80.0000%	70.4500%

161	Subsequent interest rate change down	0.000%	1.000%

165	Subsequent interest rate change down	0.000%	1.000%

166	Loan purpose	Refinance - Rate Term	Refinance - Cash Out

170	Sale price (if applicable)	[Redacted]	[Redacted]

172	Subsequent interest rate change down	0.000%	1.000%
	Minimum interest rate	4.000%	8.875%

175	Subsequent interest rate change down	0.000%	1.000%

176	Subsequent interest rate change down	0.000%	1.000%

177	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase
	Subsequent interest rate change down	0.000%	1.000%

Exhibit 2 to Attachment A

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

199	Sale price (if applicable)	[Redacted]	[Redacted]
	Original loan-to-value ratio	66.3200%	70.0000%
	Combined loan-to-value ratio	66.3200%	70.0000%

219	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase

225	Loan purpose	First Time Home Purchase	Other-than-first-time Home Purchase